UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  April 12, 2005


                                   KSW, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-27290                    11-3191683
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(State or Other Jurisdiction        (Commission                 IRS Employer
      of Incorporation)             File Number)             Identification No.)


37-16 23rd Street, Long Island City, NY                        11101
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(Address of Principal Executive Offices)                      Zip Code


       Registrant's telephone number, including area code (718) 361-6500
                                                          --------------

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14-d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13-e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April 12, 2005, KSW, Inc. (the "Company") took the following actions with respect to the compensation of certain of the Company's executive officers (as defined in Item 402 (a) (3) of Regulation S-K):

     1. Established annual base salary compensation, effective as of January 1, 2005, as follows: Richard W. Lucas, Chief Financial Officer, $125,000; and James F. Oliviero, General Counsel, $170,000.

     2. Awarded and paid cash bonuses as follows: Richard W. Lucas, Chief Financial Officer, $20,000; and James F. Oliviero, General Counsel, $30,000.

The Company has provided additional information regarding the compensation awarded to named executive officers in the Company's proxy statement for the 2005 annual meeting of stockholders.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KSW, Inc.
                                             (Registrant)
Date  April 12, 2005
                                             /s/ Floyd Warkol
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                                             (Signature)
                                             Floyd Warkol
                                             Chief Executive Officer